SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                         Date of Report: March 11, 2002
                        (date of earliest event reported)


              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
              ----------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

DELAWARE                              333-65554                 13-3320910
(State or Other                      (Commission               (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)

                                 245 Park Avenue
                            NEW YORK, NEW YORK 10167
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 272-4095

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

     In connection with the proposed offering of the Credit Suisse First Boston Mortgage Acceptance Corp., CIT Home Equity Loan Trust 2002-1, CIT Home Equity Loan Asset-Backed Certificates, Series 2002-1 (the "Certificates"), Credit Suisse First Boston Corporation, as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Credit Suisse First Boston Mortgage Acceptance Corp. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     In connection with the offering of the Certificates, the Computational Materials were distributed by Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (the "Underwriters") to their potential investors.

     For purposes of this Form 8-K, "Computational Materials" shall mean the Series 2002-1 term sheet, computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans, the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials are attached hereto as Exhibit 99.1. The Legends of Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. are attached hereto as Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Computational Materials.

          99.2 Legends of Credit Suisse First Boston Corporation and Salomon Smith Barney Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE ACCEPTANCE CORP.

                                       By: /s/ Shannon Smith
                                           ---------------------------------
                                           Name:  Shannon Smith
                                           Title: Senior Vice President

Date:  March 11, 2002

                                  EXHIBIT INDEX

                                                           Sequentially
EXHIBIT NUMBER     DESCRIPTION                             NUMBERED PAGE

      99.1         Computational Materials.
      99.2         Underwriters' Legend for
                   Computational Materials.